 The exchange offer will expire at 5:00 p.m., New York City time, on December 15, 1999, unless extended (the "expiration date").


Metropolitan Mortgage & Securities Co., Inc.
601 West 1st Avenue
Spokane, Washington 99201-5015

                             LETTER OF TRANSMITTAL

To: Exchange outstanding Investment Debentures Series II and III, and outstanding Installment Debentures Series I

Exchange Agent: Metropolitan Investment Securities, Inc.

To: Metropolitan Investment Securities, Inc.

FACSIMILE TRANSMISSION: (509) 835-2767

CONFIRM BY TELEPHONE TO: (509) 835-2210

VIA MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

Metropolitan Investment Securities, Inc.

Attn: Exchange Agent, Department 14100
601 West 1st Avenue

Spokane, Washington 99201-5041

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges receipt of the Prospectus dated November , 1999 (the "Prospectus") of Metropolitan Mortgage & Securities Co., Inc., a Washington corporation (the "Issuer"), and this letter of transmittal for Investment Debentures Series II and III, and Installment Debentures Series I, which may be amended from time to time (this "letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount and accrued interest of its 9% Notes due 2004 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding Investment Debentures Series II and III, or Installment Debentures Series I (collectively, the "debentures"), that were issued and sold in various transactions registered under the Securities Act of 1933 (the "Securities Act").

   The undersigned has completed, executed and delivered this letter to indicate the action he or she desires to take with respect to the Exchange Offer.

   All holders of debentures who wish to tender their debentures must, prior to the expiration date: (1) complete, sign, date and deliver this letter, or a facsimile thereof, to the exchange agent, in person or to the address set forth above; and (2) tender his or her debentures, or if a tender of debentures is to be made by a book-entry transfer, confirm the book entry transfer, in each case in accordance with the procedures for tendering described in the Instructions to this letter. Holders of debentures who wish to tender their debentures and whose certificates are not immediately available with all other documents required by this letter to be delivered to the exchange agent on or prior to the expiration date, must tender their debentures according to the guaranteed delivery procedures listed under the caption "THE EXCHANGE OFFER--How to Tender Your Debentures" in the Prospectus. See Instruction 1.

   Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of debentures validly tendered and the issuance of the Exchange Notes will be made on the exchange date, which is the first business day following the expiration date of the offering. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered debentures only when the Issuer has given written notice thereof to the exchange agent.

   The Instructions included with this letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this letter may be directed to the exchange agent, at the address listed above.

  Please read the entire letter of transmittal, including the instructions to this letter, carefully before checking any box below.

  List in Box 1 below the debentures you own. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of debentures on a separate signed schedule and attach that schedule to this letter.

                                     BOX 1

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                                  Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)(1)
                                  ----------------------------------------------------------------------------
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
                                  Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)(1)
                                  ----------------------------------------------------------------------------
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

                                                                     Compounded
 Certificate/Indemnity                          Principal Amount of   Interest   Total Amount of  Additional
       Agreement            Certificate/Receipt      Debentures          on        Debentures        Cash
      Enclosed(2)              Number(s)(3)     (excluding interest) Debenture     Tendered(4)    Tendered(5)
 ---------------------      ------------------- -------------------- ----------  ---------------  -----------
        YES/NO                 _____________________________________ _________________________________________________
        YES/NO                 _____________________________________ _________________________________________________
        YES/NO                 _____________________________________ _________________________________________________
        YES/NO                 _____________________________________ _________________________________________________
        YES/NO                 _____________________________________ _________________________________________________
        YES/NO                 _____________________________________ _________________________________________________
                                    Totals:        ______________________________________________________________
 Certificate/Indemnity
       Agreement                Total cash and
      Enclosed(2)           debentures tendered(6)
 ---------------------      ----------------------
        YES/NO              _______________________________________________________________________________________________________
        YES/NO              _______________________________________________________________________________________________________
        YES/NO              _______________________________________________________________________________________________________
        YES/NO              _______________________________________________________________________________________________________
        YES/NO              _______________________________________________________________________________________________________
        YES/NO              _______________________________________________________________________________________________________
                            _______________________________________________________________________________________________________
                              (total amount
                              must be an in-
                              crement of
                              $5,000)

 [_] CHECK HERE IF YOU WISH TO TENDER THE INTEREST THAT ACCRUES ON YOUR
  DEBENTURES TO THE DATE OF EXCHANGE.


 [_] Check here if debentures are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent.

 ------

 (1) If you are tendering debentures that are owned by you in different capacities (e.g.: individual, joint tenancy, tenants in common, etc.), you must complete a separate transmittal letter for each separate ownership category.

 (2) If your Certificate or indemnity agreement is enclosed, circle "YES." If your Certificate is not enclosed because you are delivering your debenture by book-entry transfer, or if your certificate is held by Metropolitan as your IRA custodian, circle "No."

 (3) If debentures are being tendered by book-entry transfer, provide the receipt number instead of the certificate number.

 (4) Unless otherwise indicated, the entire principal amount and compounded interest of debentures represented by a certificate delivered to the exchange agent will be deemed to have been tendered. If you tender a portion of a debenture, a new debenture will be issued to you for the amount not tendered. If the amount not tendered is less than $100, you will receive cash in amount equal to the un-tendered portion instead of a new debenture.

 (5) You may tender cash in addition to your debentures to meet the $5,000 increments for exchange. If you also tender accrued interest, any excess additional cash will be returned to you.

 (6) If you tender a total amount of cash, debentures and accrued interest that is not an equal increment of $5,000, the excess amount tendered will be returned to you.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount and accrued interest of debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the debentures tendered with this letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the debentures tendered.

   The undersigned constitutes and appoints the exchange agent as his or her agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Issuer) with respect to the tendered debentures, with full power of substitution, to: (a) deliver certificates for such debentures;
(b) deliver all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the exchange agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the debentures tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the debentures tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the debentures tendered.

   By tendering debentures, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of the Securities Act (an "Affiliate"), that it is not a broker-dealer that owns debentures acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Notes directly from the Issuer or an Affiliate, that it is acquiring the Exchange Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Notes; (b) that it is an Affiliate of the Issuer or of any of the initial purchasers of the debentures in the debentures Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a participating broker-dealer and that it will deliver a prospectus in connection with any resale of the Exchange Notes.

   If the undersigned is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The Issuer may accept the undersigned's tender by delivering written notice of acceptance to the exchange agent. The Issuer may, in its sole discretion, accept or reject any tender for any reason, and will have no liability to any party as a result thereof.

   All authority conferred or agreed to be conferred by this letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

   Unless otherwise indicated under "Special Delivery Instructions" below, the exchange agent will deliver Exchange Notes (and, if applicable, a new certificate for any debenture amounts not tendered, but represented by a certificate also encompassing debentures which are tendered) to the undersigned at the address set forth in Box 1.

   The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this letter, the Prospectus shall prevail.

              Please read the accompanying instructions carefully

                                     BOX 2

                            TO BE SIGNED BY ALL

                            TENDERING HOLDERS

    This box must be signed by registered holder(s) of debentures as their name(s) appear(s) on certificate(s) for debentures, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 Signature(s) of Owner(s) or Authorized Signatory

 Date ________________________________________________________________, 1999

 Name(s) ___________________________________________________________________
     (Please Print)
 Capacity __________________________________________________________________

 Address ___________________________________________________________________
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 (Include Zip Code)

 Area Code and Telephone No. _______________________________________________

 PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

 IF WE REQUEST YOUR SIGNATURES TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION, WE WILL PROVIDE A SEPARATE FORM

                                     BOX 3
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                         PAYOR'S NAME:


                           Part 1--Please provide your    Social Security
 SUBSTITUTE                Taxpayer Identification        Number or Employer
 Form W-9                  Number in the box at right     Identification
 Department of the Treasuryand certify by signing and     Number
 Internal Revenue Service  dating below.                  --------------------

--------------------------------------------------------------------------------

                          -----------------------------------------------------

 Payor's Request for Taxpayer
                           Part 3 [_]
                           Part 2 [_]
 Identification Number (TIN)
                           Check if awaiting TIN
                           Check the box if you are NOT subject to back-up withholding under the provisions of Section 2406(a)(1)(C) of the Internal Revenue Code because
                           (a) you have not been notified that you are
                           subject to back-up withholding as a result of
                           failure to report all interest or dividends or (b) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding.
--------------------------------------------------------------------------------
 CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE

                          Signature ___________________________________________
                          Date ________________________________________________
                          Name ________________________________________________
                               (Please Print)

                                     BOX 4

               SPECIAL ISSUANCE INSTRUCTIONS FOR NAME CHANGE
                           (See Instructions 3 and 4)

    To be completed ONLY if debentures (certificated or book-entry) in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signatures appear in Box 2. If the principal amount of the debenture not being tendered is less than $100.00, cash will be returned instead of a new debenture.

 Issue and deliver: (check appropriate boxes)
    [_] Amount of debentures not tendered

    [_] Exchange Notes, to:

 Name: _______________________________________________________________________
                             (Please print or type)

 Address _____________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________

    Please complete the Substitute Form W-9 at Box 3. Tax I.D. or Social Security Number:

 _____________________________________________________________________________


                                     BOX 5

             SPECIAL DELIVERY INSTRUCTIONS FOR ADDRESS CHANGE
                           (See Instructions 3 and 4)

    To be completed ONLY if debentures (certificated or book-entry) in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1. If the principal amount of the debenture not being tendered is less than $100, cash will be returned instead of a new debenture.

 Deliver: (check appropriate boxes)
    [_] Amount of debentures not tendered

    [_] Exchange Notes, to:

 Name: _______________________________________________________________________
                             (Please print or type)

 Address _____________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________

 Please complete the Substitute Form W-9 at Box 3. Tax I.D. or Social Security Number:

 _____________________________________________________________________________

                            Indemnity Agreement

   Complete and sign this page only if you wish to tender your debentures and the certificates for your debentures have been lost, stolen or destroyed.

  Certificate Number(s):_____________________________________________

  Registered in the name of:_________________________________________

  ____________________________________________________________________

  ____________________________________________________________________

   The above referenced certificate(s) is(are) hereby represented and warranted to have been lost, stolen or destroyed. The undersigned hereby requests Metropolitan Mortgage & Securities Co., Inc. (the "Issuer") to issue a new certificate(s) representing the one lost, stolen or destroyed for purposes of tendering the certificate in the exchange offer without requiring surrender of the certificate(s) for cancellation.

   In consideration of the Issuer's complying with this request, the undersigned, his/her/their legal representative, successors, and assigns, agree(s) jointly and severally, to indemnify and hold harmless the Issuer, its successors, assigns and affiliates, and each of them (the "Obligee"), from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character, which the Obligee at any time shall or may sustain or incur by reason of any claim or demand which may be made as a result of the redemption of, or by reason of any payment, transfer, exchange or other act which the Obligee may do or cause to be done with respect to, the certificate represented and warranted to have been lost, stolen or destroyed or by reason of any refusal to issue a new certificate to any person offering to surrender that certificate, whether or not such liabilities, losses, costs, damages, counsel fees or other expenses arise or occur through accident, oversight, inadvertence or neglect on the part of the Obligee, its respective officers, agents, clerks or employees.


(Signature of all registered owners (Capacity of relationship to owner) (Date) is required unless waived by the Issuer)


(Signature of all registered owners (Capacity of relationship to owner) (Date) is required unless waived by the Issuer)

                                  INSTRUCTIONS

   FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this letter and Certificates. Certificates for debentures, or a book-entry transfer, as the case may be, as well as a properly completed and duly executed copy of this letter and any other documents required by this letter, must be received by the exchange agent at its address contained herein on or before the expiration date. The method of delivery of this letter, certificates for debentures and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the exchange agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

   We may require the tendered debentures to be endorsed or accompanied by written instruments of transfer in a form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act.

   Any beneficial owner whose debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender debentures should contact the holder promptly and instruct the holder to tender debentures on the beneficial owner's behalf. If the beneficial owner wishes to tender the debentures himself, the beneficial owner must, prior to completing and executing the letter of transmittal and delivering the debentures, either make appropriate arrangements to register ownership of the debentures in the beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

   Holders whose debentures are not immediately available or who cannot deliver their debentures, or a book-entry transfer, as the case may be, and all other required documents to the exchange agent on or before the expiration date may tender their debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) tender must be made by or through an Eligible Institution; (b) prior to the expiration date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (1) setting forth the name and address of the holder, the description of the debentures and the principal amount of debentures tendered, (2) stating that the tender is being made thereby and (3) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this letter together with the certificates representing the debentures, or a book-entry transfer, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the exchange agent; and (c) the certificates for all tendered debentures, or a book-entry transfer, as the case may be, as well as all other documents required by this letter, must be received by the exchange agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "THE EXCHANGE OFFER--How to Tender."

   The method of delivery of debentures and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the expiration date to permit delivery to the exchange agent on or before the expiration date.

   Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the exchange agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the letter of transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the exchange agent.

   A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed letter of transmittal accompanied either by the debentures or by a timely book-entry transfer, is received by the exchange agent. Issuances of Exchange Notes in exchange for debentures tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the letter of transmittal (and any other required documents) and the tendered debentures, or by a timely book-entry transfer.

   All questions as to the validity, form, eligibility (including time of receipt) and acceptance (including the decision of which debentures to accept for exchange in the case of an over subscription of the offering as described in the Prospectus) of tendered debentures will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders for any reason. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular debentures. All tendering holders, by execution of this letter, waive any right to receive notice of acceptance of their debentures. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the letter of transmittal and the instructions thereto) will be final and binding.

   Neither the Issuer, the exchange agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

   2. Partial Tenders. If less than the entire principal amount and compounded interest of any debenture evidenced by a submitted certificate, or by a timely book-entry transfer, is tendered, the tendering holder must fill in the total amount tendered in the fifth column of Box 1 above. All principal and compounded interest of the debentures represented by a certificate delivered to the exchange agent, or by a timely book-entry transfer, will be deemed to have been tendered unless otherwise indicated. If you wish to tender the accrued but unpaid interest on your debenture, you must check the appropriate box in Box 1. A new certificate for debentures not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the expiration date, in the event that less than the entire principal amount of debentures represented by a submitted certificate is tendered. In the case of debentures tendered by book-entry transfer, the non-exchanged amount of debenture will be credited to the holder in book-entry form. If the amount of debentures not being tendered is less than $100, cash will be returned instead of a new debenture. You may tender cash in addition to the principal and accrued interest of your debentures to meet the $5,000 increment requirement for the offering. If you are tendering cash, indicate the total amount of cash being tendered in Box 1.

   3. Signatures On This letter; Assignments; Guarantee Of Signatures. If this letter is signed by the holder(s) of debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such debentures, without alteration, enlargement or any change whatsoever.

   If any of the debentures tendered hereby are owned by two or more joint owners, all owners must sign this letter. If any tendered debentures are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are names in which certificates are held.

   If this letter is signed by the holder of record and (a) the entire principal amount of the holder's debentures are tendered; and/or (b) untendered debentures, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered debentures, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this letter.

   If this letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

   Signatures on this letter may be required to be guaranteed. In the event that the signatures in this letter are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program ("STAMP"), The New York Stock Exchanges Medallion Signature Program ("MSP") or The Stock Exchanges Medallion Program ("SEMP"). If debentures are registered in the name of a person other than the signer of this letter, the debentures surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

   4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for debentures not exchanged are to be issued or sent, if different from the name and address of the person signing this letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering debentures by book-entry transfer may request debentures not exchanged be credited as the holder may designate.

   5. Tax Identification Number. Federal income tax law requires that a holder whose tendered debentures are accepted for exchange must provide the exchange agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (a) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (b) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (c) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

   6. Transfer Taxes. The Issuer will pay all state and local transfer taxes, if any, applicable to the transfer of debentures to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for debentures not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this letter, or if a transfer tax is imposed by any reason other than the transfer of debentures to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this letter, the amount of transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter.

   7. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any debentures tendered.

   8. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for debentures have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above, for further instructions.

   9. Requests For Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this letter, may be directed to the exchange agent.

   IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE OF THE OFFERING, AS STATED IN THE PROSPECTUS.

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